SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 24, 2002

LSI LOGIC CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-11674 (Commission File Number)	94-2712976 (I.R.S. Employer Identification No.)

1551 McCarthy Boulevard
Milpitas, California 95035

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:

(408) 433-8000

Not Applicable

(Former name or former address, if changed since last report)

Item 5.   Other Events.

          The information that is set forth in the Registrant’s News Releases dated April 24, 2002 is incorporated herein by reference.

Item 7(c).   Exhibits.

Exhibit 99.1 LSI Logic Corporation News Release issued April 24, 2002.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSI LOGIC CORPORATION A Delaware Corporation

Dated: April 25, 2002	By:	/s/	David G. Pursel
David G. Pursel Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of News Release dated April 24, 2002